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                                                                   EXHIBIT 10.12

                           WARRANT PURCHASE AGREEMENT

        THIS WARRANT PURCHASE AGREEMENT dated as of May 14, 2003, between Banc of America Strategic Solutions, Inc., a Delaware corporation ("BofA"), FSC Corp., a Massachusetts corporation ("FSC"), and Amsouth Bank, an Alabama state bank ("Amsouth", and collectively with BofA and FSC, the "Sellers"), and Castle Dental Centers, Inc., a Delaware corporation (the "Company").

        Whereas, the Sellers collectively own warrants ("Warrants") to purchase 49,875 shares of Series A-2 Convertible Preferred Stock, $.000001 par value per share ("Series A-2 Stock") of the Company; and

        Whereas, BofA, FSC, and Amsouth own 25,161, 16,476 and 8,238 Warrants, respectively;

        The Sellers and Company hereby agree as follows:

        1. Purchase and Sale of Warrants. Each Seller hereby agrees to sell its Warrants to the Company, and the Company hereby agrees to purchase the Warrants, free and clear of all liens, security interests and other encumbrances, in consideration for the payment by the Company to the Sellers of an aggregate of $625,000.

        2. Closing. The purchase and sale of the Warrants shall take place as follows.

                (a)     Initial Payment. On the date (not later than May 16,
        2003) the Company satisfies in full all of the indebtedness outstanding under the Second Amended and Restated Credit Agreement dated as of July 19, 2002, entered into by and among the Company, Bank of America, N.A., as agent (in such capacity, "Agent") for the lenders named therein, BofA, Fleet National Bank ("Fleet"), AmSouth and Heller Financial, Inc., there shall be released to the Sellers an aggregate of $450,000 in cash (the "Initial Payment Date") being held in escrow by the Agent on the Company's behalf for that purpose.

                (b) Second Payment. On the 30th day following the Initial Payment Date, the Company shall make an additional payment of $100,000 in cash to the Sellers.

                (c) Closing. On the 60th day following the Initial Payment Date (the "Closing Date"), the Company shall pay to the Sellers an aggregate of $75,000 in cash and, in exchange therefor (the "Closing"), each Seller shall deliver to the

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        Company the Warrants owned by such Seller, accompanied by duly executed stock powers or assignments.

                (d) Acceleration. Notwithstanding anything herein to the contrary, at any time upon five days written notice to the Sellers, the Company shall have the right to accelerate the Closing Date by paying the remaining portion of the purchase price. On such date, the Company shall pay to the Sellers the remaining portion of the purchase price in cash and, in exchange therefor, each Seller shall deliver to the Company all of the Warrants being sold by such Seller hereunder, accompanied by duly executed stock powers or assignments.

        3.      Obligations Prior to Closing.

                (a) Breach by the Company. In the event the Company fails to timely make any of the payments required herein or otherwise perform its obligations hereunder, any Seller may: (i) bring an action to enforce the provisions of this Agreement as written; or (ii) terminate this Agreement in all respects.

                (b) Obligations of the Sellers. Prior to the Closing Date, and so long as the Company has timely performed its obligations hereunder, each Seller agrees that: (i) in the event it exercises any of the Warrants and/or converts the shares of Series A-2 Stock it receives upon such exercise into Common Stock, $.000001 par value ("Common Stock") (with the Warrants, the Series A-2 Stock issuable upon exercise of the Warrants, and Common Stock being issued upon conversion of the Series A-2 Stock being collectively referred to as the "Securities"), it shall transfer the Securities to the Company upon the Closing Date and (ii) it shall not sell, transfer, assign, pledge, hypothecate or otherwise grant an interest in or lien on any of the Securities to any party other than the Company.

        4. Representations and Warranties of the Sellers. Each Seller, severally and not jointly, represents and warrants to and agrees with the Company that:

                (a) Title to Warrants. Such Seller has valid and marketable title to the number of Warrants described above as owned by such Seller, free and clear of any security interests, liens, pledges, encumbrances or other adverse claims, and has full right, power, and authority to sell, transfer and deliver such Warrants to the Company.

                (b) Authority of the Seller. The execution and delivery by such Seller of this Agreement have been duly authorized by such Seller, and this

                                       2

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        Agreement, upon execution and delivery in accordance with its terms, will represent the valid, binding and enforceable obligations of such Seller in accordance with its terms.

                (c) No Conflict. The consummation of the transactions contemplated by this Agreement will not result in the breach of or constitute a default under any agreement, instrument, law or court decree to which such Seller is a party or by which such Seller is bound.

        5. Representations and Warranties of the Company. The Company represents and warrants to each Seller that:

                (a) Corporate Authority. The execution, delivery and performance by the Company of this Agreement has been duly authorized by the Board of Directors of the Company, no further corporate action is necessary on the part of the Company to make this Agreement valid and binding upon the Company and enforceable in accordance with its terms, and this Agreement is valid and binding upon the Company, enforceable in accordance with its terms.

                (b) No Conflict. The consummation of the transactions contemplated by this Agreement will not result in the breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any agreement, instrument or court decree to which the Company is a party or by which it is bound.

        6. Consent. The Sellers hereby agree and consent to the following actions to be taken by the Company, such action to be made effective upon or as soon as practicable following the execution of this Agreement:

                (a) Termination of Stockholders Agreement. Termination of the Stockholders Agreement dated as of July 19, 2002, by and among the Company, the Sellers, Heller Financial, Inc., a Delaware corporation, Midwest Mezzanine Fund II, L.P., a Delaware limited partnership, and James M. Usdan.

                (b) Termination of Registration Rights Agreement. Termination of the rights of the Sellers, Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., James M. Usdan under the Registration Rights Agreement dated as of July 19, 2002 ("Registration Rights Agreement"), by and among the Company, the Sellers, Heller Financial, Inc., Midwest Mezzanine Fund II, L.P., James M. Usdan and the stockholders listed on Exhibit A of such Agreement. Capitalized terms used in this subparagraph (b) which are not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement. Article II of the Registration Rights Agreement, providing for

                                       3

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        demand registration rights that are not applicable to holders of
        Piggyback Stock, and any other references to such provisions in the Registration Rights Agreement are terminated in their entirety. All provisions of the Registration Rights Agreement applicable to Bank Warrants, Initiating Holders, New Money Notes, New Money Warrants, Series A-1 Stock, and Series A-2 Stock are terminated in their entirety. All provisions of the Registration Rights Agreement applicable to holders of Piggyback Stock shall remain in full force and effect solely with respect to the holders of Piggyback Stock.

                (c) Amendment to Certificate of Designation. The filing with the Delaware Secretary of State of an amendment to the Certificate of Designations, Preferences and Rights of Series A-1 Convertible
        Preferred Stock and Series A-2 Convertible Preferred Stock of the Company (the "Certificate of Designations") amending such terms as provided on Exhibit A hereto. Each Seller hereby agrees to execute the consent attached hereto as Exhibit A authorizing the filing of the amendment to the Certificate of Designations and an amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized to be issued by the Company from 100,000,000 to 250,000,000.

                (d) Establishment of New Preferred Stock. The filing by the Company with the Delaware Secretary of State of a Certificate of Designations, Preferences and Rights establishing a series of preferred stock, designated Series B Convertible Preferred Stock, par value $.000001 (the "Series B Certificate of Designations") which series of preferred stock will rank senior as to dividends and payments upon liquidation to the Series A-2 Stock and the Series A-1 Convertible Preferred Stock, $.000001 par value per share (which will make such shares of preferred stock "Senior Securities", as defined in the Certificate of Designations). Each Seller hereby agrees to execute the consent attached hereto as Exhibit B authorizing the filing of the Series B Certificate of Designations.

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        7.      Treatment of Warrants following Conversion Date. Each Seller hereby agrees that following the Conversion Date, as described in the Certificate of Designations, the Warrants shall thereafter be exercisable for Common Stock in accordance with the provisions of Section 8(b) of each Warrant and no Series A-2 Convertible Preferred Stock will be issued upon such exercise.

        8.      Miscellaneous.

                (a) Successors Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                (b) Amendment. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

                (c) Governing Law. This Agreement shall be construed and enforced under and in accordance with and governed by the law of the State of Texas.

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        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                     COMPANY

                                     Castle Dental Centers, Inc.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SELLERS:

                                     Banc of America Strategic Solutions, Inc.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     FSC Corp.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     Amsouth Bank

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                       6

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                                    Exhibit A

          Consent Authorizing Amendment to Certificate of Designations

                                       7

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                                    Exhibit B

       Consent Authorizing Filing of Series B Certificate of Designations
                                       8